Summary Prospectus March 1, 2010 American Century Investments® Inflation-Adjusted Bond Fund
Investor Class: ACITX Institutional Class: AIANX	A Class: AIAVX C Class: AINOX	R Class: AIARX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated March 1, 2010, as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated March 31, 2009, and the financial statements included in the fund’s semiannual report to shareholders, dated September 30, 2009. The fund's SAI, annual report and semiannual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks to provide total return and inflation protection consistent with investment in inflation-indexed securities.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 34 of the fund’s prospectus and Sales Charges on page 47 of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds for A and C Class shares)	None	None	None(1)	1.00%	None
Maximum Account Maintenance Fee	$25(2)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	0.49%	0.29%	0.49%	0.49%	0.49%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.49%	0.29%	0.74%	1.49%	0.99%

1	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

2	Applies only to investors whose total eligible investments with American Century Investments are less than $10,000.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$50	$157	$275	$617
Institutional Class	$30	$93	$163	$369
A Class	$522	$676	$843	$1,327
C Class	$152	$472	$814	$1,778
R Class	$101	$316	$548	$1,213

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investments, Principal Risks and Performance

Under normal market conditions, the fund invests at least 80% of its assets in inflation-adjusted debt securities. These securities include inflation-indexed securities issued by the U.S. Treasury, by other U.S. government agencies and instrumentalities, and by other, non-U.S. government entities such as corporations. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them; their principal value may be indexed for changes in inflation. The fund may invest up to 20% of its assets in traditional U.S. Treasury, U.S. government agency or other non-U.S. government securities that are not inflation-indexed.

Securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, these agencies or instrumentalities are authorized to borrow from the U.S. Treasury to meet their obligations. In general, securities issued by non-U.S. government entities such as corporations are backed only by the credit of the issuer. However, the fund will attempt to mitigate this credit risk by limiting such investments to issuers whose credit has been rated BBB or higher, or, if unrated, determined to be of equivalent credit quality by the advisor.

To generate additional income, the fund may purchase securities, including mortgage dollar rolls, in advance through when-issued and forward commitment transactions. The fund may commit up to 35% of its total assets to such transactions. The fund also may invest in derivative instruments or in mortgage- or asset-backed securities, provided that such investments are in keeping with the fund’s investment objective.

The principal risks of investing in the fund include:

•
Interest Rate Risk—Inflation-indexed securities trade at prevailing real interest rates. The real interest rate is the current market interest rate minus the market’s inflation expectations. Generally, when real interest rates rise, the fund’s share value will decline. The opposite is true when real interest rates decline.

•
Credit Risk— The value of the fund's debt securities will be affected adversely by the inability or perceived inability of the issuers of these securities to make interest and principal payments as they become due. As a result, the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.

–
Derivatives Risk—The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including, liquidity, interest rate, market, credit and correlation risk.

•	Principal Loss—At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Annual Total Returns

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Highest Performance Quarter (3Q 2002): 7.23% Lowest Performance Quarter (3Q 2008): -3.63%

For the calendar year ended December 31, 2009	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	10.58%	4.47%	7.19%	6.04%	02/10/1997
Return After Taxes on Distributions	9.99%	3.07%	5.43%	4.20%	02/10/1097
Return After Taxes on Distributions and Sale of Fund Shares	6.88%	3.01%	5.16%	4.06%	02/10/1097
Institutional Class Return Before Taxes	10.91%	4.69%	—	5.55%	10/1/2002
A Class(1) Return Before Taxes	5.33%	3.26%	6.44%	5.84%	06/15/1998
C Class(2) Return Before Taxes	9.44%	3.43%	6.13%	4.98%	03/01/2010
R Class(2) Return Before Taxes	10.06%	3.95%	6.66%	5.51%	03/01/2010
Barclays Capital US TIPS Index(3) (reflects no deduction for fees, expenses or taxes)	11.41%	4.63%	7.69%	6.63%(4)	—
Citigroup U.S. Inflation-Linked Securities Index (reflects no deduction for fees, expenses or taxes)	10.12%	4.64%	7.69%	6.63%(4)	—

1	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.

2
Historical performance for the C and R Classes prior to their inception is based on the performance of Investor Class shares. C and R Class performance has been adjusted to reflect differences in sales charges, if applicable, and expenses between classes.

3
In January 2010, the fund's benchmark changed from the Citigroup U.S. Inflation-Linked Securities Index to the Barclays Capital US TIPS Index. This reflects a change in the portfolio management analytics software used by American Century's fixed-income teams.  The investment process is unchanged.

4	Reflects benchmark performance since the date closest to the Investor Class's inception for which data is available.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for management of the fund since 2006, and has served on teams managing fixed-income investments since joining the advisor in 1983.

Brian Howell, Vice President and Senior Portfolio Manager, has shared primary responsibility for management of the fund since 2007, and has served on teams managing fixed-income investments since joining the advisor in 1987.

James E. Platz, CFA, Vice President and Senior Portfolio Manager, has shared primary responsibility for management of the fund since 2007, and has served on teams managing fixed-income investments since joining the advisor in 2003.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our Web site at americancentury.com, by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), or by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans). Shares may be purchased by electronic bank transfer, by check or by wire. You may receive redemption proceeds by electronic bank transfer or by check.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations). Broker-dealer sponsored wrap program accounts, fee based accounts, and employer-sponsored retirement plan accounts do not have a minimum purchase amount. The minimum initial investment amount for Coverdell Education Savings Accounts is $2,000 unless the account is opened through a financial intermediary.

There is a $50 minimum for subsequent purchases, except there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For the purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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